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                                                                   EXHIBIT 10.20




                                                                     [SCC-Tulsa]

                              ASSIGNMENT AGREEMENT


                 THIS ASSIGNMENT AGREEMENT (this "Assignment") is entered into to be effective as of 9:30 a.m., Central Daylight time, on the 1st day of July, 1996, between American Airlines, Inc., a Delaware corporation ("Assignor"), and The SABRE Group, Inc., a Delaware corporation ("Assignee").

                             W I T N E S S E T H :

         WHEREAS, the Tulsa Airports Improvement Trust ("TAIT") leases certain property from the City of Tulsa, Oklahoma known as the Tulsa International Airport (the "Base Lease Premises") pursuant to the terms of that certain Agreement by and between the City of Tulsa, Oklahoma ("Landlord"), and TAIT, dated as of October 1, 1978 (the "Base Lease"); and

         WHEREAS, Assignor is the lessee under that certain Amended and Restated Sublease Agreement (the "Sublease"), by and between Assignor and TAIT, being further described on Exhibit "A" attached hereto; and

                 WHEREAS, the Sublease covers a portion of the Base Lease Premises described by metes and bounds on Exhibit "B", attached hereto, upon which that certain building commonly known as the Secure Computer Center and certain appurtenances related thereto are located (collectively, the "Premises"); and

                 WHEREAS, Assignor wishes to assign to Assignee all of Assignor's right, title and interest in and to the Sublease and Assignee wishes to assume from Assignor all of Assignor's obligations thereunder from and after the date hereof in accordance with the terms of this Assignment;

                 NOW, THEREFORE, in consideration of the premises, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                 1. Assignment of Sublease. Effective as of the date hereof, Assignor hereby assigns and conveys to Assignee all of Assignor's right, title and interest in, to and under the Sublease and all improvements and fixtures situated on the Premises, including, but not limited to, the right, if any, to renewals and extensions of the term of the Sublease.

                 2. Covenants of Assignee. Assignee hereby assumes, and agrees to pay, honor and discharge, all of Assignor's obligations under the Sublease arising on and after the date hereof. Assignee shall observe and perform all of the terms and covenants and conditions to
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be performed by Assignor as lessee under the Sublease and agrees not to do or suffer or permit anything to be done that would result in a violation of, or a default under, the Sublease or cause the Sublease to be terminated or render Assignor liable for any charge or expense thereunder.

                 3. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 4. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA, WITHOUT REGARD TO CHOICE OF LAWS PROVISIONS.

                 5. Counterparts. This Assignment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.
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                 IN WITNESS WHEREOF, the parties have duly executed this
Assignment by their authorized representatives as of the date first above written to become effective as of such date.



                                Assignor:
                                --------

                                AMERICAN AIRLINES, INC., a Delaware corporation


                                By: /s/ GARY F. KENNEDY
                                    ------------------------
                                Name: Gary F. Kennedy
                                Title: Managing Director - Corporate Real Estate
ATTEST:



- -----------------------------
Assistant Corporate Secretary


                                Assignee:
                                --------

                                THE SABRE GROUP, INC., a Delaware corporation


                                By: /s/ JAMES. K. LINES
                                    ------------------------
                                Name: James K. Lines
                                Title: Attorney-in-Fact
ATTEST:



- -----------------------------
Assistant Corporate Secretary





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                                  EXHIBIT "A"

                            DESCRIPTION OF SUBLEASE

         Amended and Restated Sublease Agreement by and between the Tulsa Airports Improvement Trust, a public trust organized under the laws of the State of Oklahoma, as lessor, and American Airlines, Inc., a Delaware corporation, as lessee, for Co-Located Computer Site
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                                  EXHIBIT "B"

                            DESCRIPTION OF PREMISES

                                (TO BE ATTACHED)